                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
U.S. PT - Delaware, Inc.                                      Corporation                          Delaware
U.S. Therapy, Inc. dba The
    Facilities Group, Inc.                                    Corporation                          Texas
National Rehab GP, Inc.                                       Corporation                          Texas
National Rehab Delaware, Inc.                                 Corporation                          Delaware
U.S. PT - Michigan, Inc.                                      Corporation                          Delaware
HH Rehab Associates, Inc. dba
    Genesee Valley Physical Therapy
    dba Theramax Physical Therapy                             Corporation                          Michigan
Professional Rehab Services, Inc.
    dba Northwoods Physical Therapy
    dba Thibodeau Physical Therapy
    dba Evergreen Physical Therapy                            Corporation                          Michigan
U.S. Physical Therapy, Ltd.                                   Limited Partnership                  Texas
U.S. PT Management, Ltd.                                      Limited Partnership                  Texas
National Rehab Management
    GP, Inc.                                                  Corporation                          Texas
Rehab Partners #1, Inc.                                       Corporation                          Texas
Rehab Partners #2, Inc.                                       Corporation                          Texas
Rehab Partners #3, Inc.                                       Corporation                          Texas
Rehab Partners #4, Inc.                                       Corporation                          Texas
Rehab Partners #5, Inc.                                       Corporation                          Texas
Rehab Partners #6, Inc.                                       Corporation                          Texas
U.S. PT Payroll, Inc. (formerly
    Rehab Partners #7, Inc.)                                  Corporation                          Texas
Rehab Partners Acquisition
    #1, Inc.                                                  Corporation                          Texas
U.S. PT Therapy Services, Inc.
    (formerly U.S. Surgical
    Partners, Inc.) dba Cornerstone
    Physical Therapy                                          Corporation                          Delaware
U.S. Surgical Partners #1, Inc.                               Corporation                          Texas
Effingham Ambulatory Surgery
    Center, L.P. (formerly U.S.
    Surgical Partners of College
    Park, Limited Partnership                                 Limited Partnership                  Texas
U.S. Surgical Partners #2, Inc.                               Corporation                          Texas
Midland Surgical Partners, Ltd.                               Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
U.S. PT Turnkey Services, Inc.
   (formerly Surgical Management
    GP, Inc.                                                  Corporation                          Texas
U.S. Surgical Partners
   Management, Ltd.                                           Limited Partnership                  Texas
Southeastern Hand Rehabilitation,
   Inc. dba Reist Hand Therapy
   dba Achieve Physical Therapy                               Corporation                          Florida
Action Physical Therapy
    Clinic, Ltd.                                              Limited Partnership                  Texas
Cypresswood Physical
    Therapy Centre, Ltd.                                      Limited Partnership                  Texas
Progressive Physical
    Therapy Clinic, Ltd.                                      Limited Partnership                  Texas
Virginia Parc Physical
    Therapy, Ltd. dba
    McKinney Physical Therapy
    Associates                                                Limited Partnership                  Texas
Dearborn Physical Therapy,
    Ltd. dba Advanced
    Physical Therapy                                          Limited Partnership                  Texas
Saline Physical Therapy of
    Michigan, Ltd. dba Physical
    Therapy in Motion                                         Limited Partnership                  Texas
R. Clair Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Roepke Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Merrill Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Joan Ostermeier Physical
    Therapy, Limited
    Partnership dba Sport &
    Spine Clinic of Wittenberg                                Limited Partnership                  Texas
Crossroads Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Kelly Lynch Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
U.S. PT Michigan #1, Limited
    Partnership                                               Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
Spracklen Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Bosque River Physical Therapy
   and Rehabilitation, Limited
   Partnership                                                Limited Partnership                  Texas
Frisco Physical Therapy, Limited
   Partnership                                                Limited Partnership                  Texas
Spinal Therapy Institute,
   Limited Partnership                                        Limited Partnership                  Texas
Sport & Spine Clinic of Fort
   Atkinson, Limited Partnership                              Limited Partnership                  Texas
Sport & Spine Clinic of
   Auburndale, Limited Partnership                            Limited Partnership                  Texas
Back in Balance, Limited
   Partnership                                                Limited Partnership                  Texas
Kingwood Physical Therapy, Ltd.                               Limited Partnership                  Texas
Enid Therapy Center,
    Limited Partnership                                       Limited Partnership                  Texas
Dynamic Physical Therapy
    of Round Rock, Ltd.                                       Limited Partnership                  Texas
Active Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Southwind Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Genesis Rehabilitation and
    Sports Center - Jackson,
    Limited Partnership dba
    Genesis Physical Therapy Group                            Limited Partnership                  Texas
Cleveland Physical Therapy, Ltd.                              Limited Partnership                  Texas
Aquatic and Orthopedic Rehab
    Specialists, Limited
    Partnership dba Oceanside
    Physical Therapy                                          Limited Partnership                  Texas
Vileno Therapy of Treasure
    Coast, Limited Partnership                                Limited Partnership                  Texas
Comprehensive Hand & Physical
    Therapy, Limited Partnership                              Limited Partnership                  Texas
Tom Melko Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                 STATE OF
NAME OF                                                           TYPE OF                      INCORPORATION
SUBSIDIARY                                                         ENTITY                       OR FORMATION
----------                                                         ------                       ------------
Debra Dent Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hands Plus Therapy Center,
    Limited Partnership                                       Limited Partnership                  Texas
South Tulsa Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hands On Therapy, Limited
    Partnership                                               Limited Partnership                  Texas
U.S. PT Michigan #2, Limited
    Partnership                                               Limited Partnership                  Texas
First Choice Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Tupelo Hand Rehabilitation,
    Limited Partnership                                       Limited Partnership                  Texas
The Hale Hand Center,
    Limited Partnership                                       Limited Partnership                  Texas
Sooner Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Arrow Physical Therapy, Limited
    Partnership dba Broken Arrow
    Physical Therapy                                          Limited Partnership                  Texas
Achieve Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Melbourne Physical Therapy
    Specialists, Limited Partnership                          Limited Partnership                  Texas
Maine Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Brentwood Physical Therapy,
    Limited Partnership (clinic
    sold 12/31/01)                                            Limited Partnership                  Texas
Saginaw Valley Sport and Spine,
    Limited Partnership dba Saginaw
    Valley Sport & Spine, Bay City
    Sport & Spine and Midland Sport
    & Spine                                                   Limited Partnership                  Texas
Brazos Valley Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Plymouth Physical Therapy
    Specialists, Limited
    Partnership                                               Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                           TYPE OF                        INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Brick Hand & Rehabilitative
   Services, Limited Partnership                              Limited Partnership                  Texas
Heartland Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Bay View Physical Therapy, Ltd.
   dba Pine State Physical Therapy                            Limited Partnership                  Texas
Rio Grande Physical Therapy,
   Limited Partnership (closed
   effective 07/27/2000)                                      Limited Partnership                  Texas
Thomas Hand and Rehabilitation
   Specialists, Limited
   Partnership dba Thomas Physical
   & Hand Therapy dba Thomas Hand
   Institute                                                  Limited Partnership                  Texas
Excel Occupational and Physical
   Therapy, Limited Partnership
   (closed effective 01/31/2000)                              Limited Partnership                  Texas
Hand Health and Rehabilitation,
   Limited Partnership                                        Limited Partnership                  Texas
Flannery Physical Therapy,
   Limited Partnership dba
   Physical Therapy Plus                                      Limited Partnership                  Texas
Port City Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Proactive Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
All Brunswick Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Penobscot Sports Associates,
    Limited Partnership (clinic
    closed 06/01/01)                                          Limited Partnership                  Texas
Mooresville Management,
    Limited Partnership                                       Limited Partnership                  Texas
Beaufort Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
English Creek Hand & Therapy
    Center, Limited Partnership                               Limited Partnership                  Texas
Brownwood Physical Therapy,
    Limited Partnership dba
    Pecan Valley Physical Therapy                             Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                           TYPE OF                        INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
Four Corners Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Wilmington Hand Therapy, Limited
   Partnership dba Hand Therapy
   of Wilmington                                              Limited Partnership                  Texas
High Point Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Yarmouth Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Quantum Physical Therapy, Limited
   Partnership                                                Limited Partnership                  Texas
Spine & Sport Physical Therapy,
    Limited Partnership dba The Hand
    Institute of Spine & Sport                                Limited Partnership                  Texas
Norman Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Rice Rehabilitation Associates,
    Limited Partnership                                       Limited Partnership                  Texas
Physical Therapy and Spine
    Institute, Limited Partnership                            Limited Partnership                  Texas
Forest City Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Leader Physical Therapy,
    Limited Partnership dba
    Memphis Physical Therapy                                  Limited Partnership                  Texas
Functions by Fletchall,
    Limited Partnership                                       Limited Partnership                  Texas
Coastal Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Greene County Physical Therapy,
    Limited Partnership (clinic
    closed 02/2001)                                           Limited Partnership                  Texas
Eastgate Physical Therapy,
    Limited Partnership dba
    Summit Physical Therapy                                   Limited Partnership                  Texas
Tennessee Valley Physical
    Therapy, Limited Partnership
    (clinic closed 10/31/01)                                  Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                           TYPE OF                        INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
Lucasville Therapy Services,
    Limited Partnership                                       Limited Partnership                  Texas
C.A.R.E. Physical Therapy
    Center, Limited Partnership
    (closed effective 03/31/99;
    partnership canceled 04/15/99)                            Limited Partnership                  Texas
Ankeny Physical & Sports Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Twin Cities Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Brem Physical Therapy Associates,
    Limited Partnership (closed
    effective 05/31/99)                                       Limited Partnership                  Texas
Penn's Wood Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Regional Physical Therapy
    Center, Limited Partnership                               Limited Partnership                  Texas
Wyman Physical Therapy,
    Limited Partnership dba
    Precision Physical Therapy                                Limited Partnership                  Texas
Adams County Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Coppell Spine & Sports Rehab,
    Limited Partnership dba Physical
    Therapy of Flower Mound dba
    Green Oaks Physical Therapy                               Limited Partnership                  Texas
Julie Emond Physical Therapy,
    Limited Partnership dba
    Maple Valley Physical Therapy                             Limited Partnership                  Texas
City of Lakes Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Radtke Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hoeppner Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Des Moines Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Shrewsbury Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                           TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
Heritage Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Mansfield Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Texstar Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Peninsula Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Lake Side Physical Therapy,
    Limited Partnership dba
    Lakeside Physical Therapy                                 Limited Partnership                  Texas
Flint Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Pelican State Physical Therapy,
    Limited Partnership dba
    Audubon Physical Therapy                                  Limited Partnership                  Texas
Airpark Physical Therapy,
    Limited Partnership dba
    Philadelphia Physical Therapy                             Limited Partnership                  Texas
Capital Hand and Physical
    Therapy, Limited Partnership                              Limited Partnership                  Texas
Maines & Dean Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Edge Physical Therapy, Limited
    Partnership dba River's Edge
    Physical Therapy                                          Limited Partnership                  Texas
Laurel Physical Therapy,
    Limited Partnership dba
    South Mississippi Physical
    Therapy                                                   Limited Partnership                  Texas
Riverwest Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Scott Black Physical Therapy,
    Limited Partnership dba
    Northern Neck Physical Therapy                            Limited Partnership                  Texas
Mountain View Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Intermountain Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas

                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                           TYPE OF                        INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        ------------
Staunton Hand & Rehab Services,
   Limited Partnership                                        Limited Partnership                  Texas
White Mountain Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Battle Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Covington Rehabilitation and
   Hand Therapy, Limited Partnership
   dba South Mississippi Physical
   Therapy                                                    Limited Partnership                  Texas
Crawford Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Mobile Spine and Rehabilitation,
   Limited Partnership                                        Limited Partnership                  Texas
University Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Oregon Spine & Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Audubon Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Bow Physical Therapy & Spine
   Center, Limited Partnership                                Limited Partnership                  Texas
Caldwell Management, Limited
   Partnership                                                Limited Partnership                  Texas
Southeast Boise Management,
   Limited Partnership                                        Limited Partnership                  Texas
North Shore Sports & Physical
   Therapy, Limited Partnership                               Limited Partnership                  Texas
Performance and Sports Medicine,
   L.P, dba Center for Performance
   & Sports Medicine Excellence                               Limited Partnership                  Texas
Physical Therapy Connection of
   McLean, Limited Partnership                                Limited Partnership                  Texas
Royal Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Sport & Spine Clinic, L.P.                                    Limited Partnership                  Texas